<On COUNTRY Letterhead>

August 29, 2016


As a valued customer, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Variable Universal Life Insurance Policy or Variable Annuity from COUNTRY
Investors Life Assurance Company. Because some fund families combine their fund reports into one document, you may receive additional fund reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2016.
However, they do not reflect product charges, such as premium expense charges, cost of insurance and policy administration fees. If these had been included, investment performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

If you have received this information on a CD-ROM, you may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting our Variable Product Service Center in writing at the address listed below or by calling us toll-free at 1-888-349-4658.

If you presently receive paper copies of your prospectus, annual and semi-annual reports but wish to receive them on CD-ROM, please call 1-888-349-4658.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your COUNTRY registered representative.

We appreciate and value your business and look forward to serving you again in the future.


COUNTRY Investors Life Assurance Company










LCI